EXHIBIT 24


                             THE DEXTER CORPORATION
                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that THE DEXTER CORPORATION, a Connecticut corporation (the "Corporation"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a registration statement or registration statements on Form S-8 or such other form as the officers of the Corporation may determine to be appropriate with respect to shares of Common Stock, having a par value of $1.00 per share, of the Corporation to be issued pursuant to The Dexter Merit Plan and each of the undersigned directors and officers of the Corporation, hereby constitute and appoint Bruce H. Beatt and Mary Anne B. Tillona and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission such registration statement(s) aforesaid under the Act, including any amendment or amendments or any post-effective amendment or amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have hereunto signed this Power of Attorney as of the date(s) indicated.

     SIGNATURE                       TITLE                       DATE
     ---------                       -----                       ----
 /s/ K. Grahame Walker         Chairman, President,               December 19, 1997
----------------------         Chief Executive Officer
 K. Grahame Walker             and Director (principal
                               executive officer)

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
SIGNATURE                           TITLE                         DATE
---------                           -----                         ----
/s/ Kathleen Burdett           Vice President and                 December 19, 1997
-------------------------      Chief Financial Officer
    Kathleen Burdett           (principal financial
                               officer and principal
                               accounting officer)



--------------------------          Director                      December 19, 1997
    Charles H. Curl


/s/ Henrietta Holsman Fore          Director                      December 19, 1997
--------------------------
    Henrietta Holsman Fore


/s/ Bernard M. Fox                  Director                      December 19,1997
--------------------------
    Bernard M. Fox


/s/ Robert M. Furek                 Director                      December 19, 1997
-------------------------
    Robert M. Furek


/s/ Martha Clark Goss               Director                      December 19, 1997
--------------------------
    Martha Clark Goss


/s/ Edgar G. Hotard                 Director                      December 19, 1997
--------------------------
    Edgar G. Hotard


                                    Director                      December 19, 1997
  ------------------------
    Peter G. Kelly


                                    Director                      December 19, 1997
--------------------------
    Jean-Francois Saglio


                                    Director                      December 19, 1997
--------------------------
     Glen L. Urban


                                    Director                      December 19, 1997
--------------------------
     George M. Whitesides

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